FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 5, 2007
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-50990                13-3894120
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(State or other jurisdiction     Commission File Number:        (IRS Employer
       or incorporation)                                     Identification No.)

    120 Broadway, 31st Floor, New York, NY                          10271
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 655-2000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Section 8 - Other Events

Item 8.01 Other Events
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          Exhibit 99.1 - Copy of press release issued by Tower Group, Inc. dated February 5, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           Tower Group, Inc.
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                                                             (Registrant)

Date  February 5, 2007
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                                                       /s/ Francis  M. Colalucci
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                                                               (Signature)
                                                       Francis M. Colalucci
                                                       Chief Financial Officer